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                                                                    Exhibit 23.1

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our reports dated January 22, 1998 (except
Note 9, as to which the date is May 19, 1998), in Amendment No. 7 to the Registration Statement (Form S-1) and related Prospectus of RiboGene, Inc. for the registration of 3,105,000 shares of its common stock.



Palo Alto, California                     ERNST & YOUNG LLP
May 19, 1998